                                      UNITED STATES
                           SECURITIES AND EXCHANGE COMMISSION
                                    Washington, DC 20549


                                        FORM 8-K/A
                                      CURRENT REPORT
                                       AMENDMENT NO. 3


                            Pursuant To Section 13 or 15(d) of the
                              Securities Exchange Act of 1934

          Date of Report (date of earliest event reported):    April 27, 1999


                                  SUNDERLAND CORPORATION
            ------------------------------------------------------------------
               (Exact name of registrant as specified in its charter)


                                        DELAWARE
              ----------------------------------------------------------
                  (State or Other Jurisdiction of Incorporation

               000-24803                             52-2102142
    -----------------------------       ---------------------------------------
       (Commission File Number)            (IRS Employer Identification No.)


                 2901 El Camino Avenue, Las Vegas, Nevada 89102
       ------------------------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)


               Registrant's Telephone Number, Including Area Code
                                 (702) 227-0965



The undersigned hereby amends the following items, financial statements and exhibits on Form 8-K/A dated August 16, 1999 as set forth in the pages attached hereto.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                             SUNDERLAND CORPORATION
                         PRO FORMA FINANCIAL INFORMATION

Effective April 27, 1999, Sunderland Corporation ("Sunderland") consummated an asset purchase agreement with Del Mar Mortgage, Inc. and Del Mar Holdings, Inc. (collectively referred to as "Del Mar Entities") whereby Sunderland acquired certain assets and assumed certain liabilities of the Del Mar Entities in exchange for 4,891,270 (post-split)share of common stock of Sunderland. Sunderland concurrently consummated a reorganization agreement with Capsource, Inc. ("Capsource") whereby Sunderland acquired all the outstanding capital stock of Capsource in exchange for 20,000 (post-split) shares of common stock of Sunderland (referred to as the "Transactions").

The Del Mar Entities are related entities under common management and controlling ownership. Accordingly, the business combination between the Del Mar Entities has been accounted for as a reorganization of entities under common control. The reorganization reflects the combined financial statements of the Del Mar Entities and the restatement of their stockholders' equity for the shares issued by Sunderland in a manner similar to a stock split. Only certain assets of the Del Mar Entities were acquired by Sunderland; however, since the Del Mar Entities are considered the accounting acquirer in the business combinations with Sunderland and Capsource, the assets not acquired, net of the liabilities not assumed, have been accounted for as distributions to the Del Mar Entities' shareholders.

Sunderland was a shell corporation with no operations and nominal assets prior to the transaction. Accordingly, the transaction between the Del Mar Entities and Sunderland has been accounted for as a reverse acquisition of the net assets of Sunderland by the Del Mar Entities in exchange for the issuance of 1,250,000 shares of common stock. The assets of Sunderland have been recorded at historical cost which was also equal to fair value.

The business combination with Capsource has been accounted for as a purchase business combination. The cost of Capsource is based upon the fair value of the 20,000 common shares issued to the Capsource shareholder, which was $12,360 or $0.62 per share. The acquisition resulted in the recognition of $1,390 of goodwill. Goodwill is being amortized over a period of 5 years using the straight-line method.

Following the above transactions, the new Sunderland shareholders approved a 5-for-3 stock split of Sunderland's common stock, resulting in 6,161,270 common shares outstanding after the stock split. The above amounts, the financial statements of the Del Mar Entities and the accompanying pro forma statements of operations have been restated for the effects of the stock split on a retroactive basis.

The following unaudited pro forma condensed consolidated statements of operations are to present the results of operations of the combined entities as though the above transactions had been effective on January 1, 1998. The pro forma results of operations are based upon assumptions that Sunderland Corporation believes are reasonable and are based on the historical operations of Del Mar Mortgage, Inc., Del Mar Holdings, Inc., Sunderland and Capsource adjusted for the effects of the reorganization and the purchases described above. These statements should be read in connection with those historical financial statements which are included elsewhere herein. The pro forma statements of operations are presented for information purposes only and are not necessarily indicative of the results of operations that would have occurred had the above transactions been consummated on January 1, 1998, or which may occur in the future.

                             SUNDERLAND CORPORATION
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                     FOR THE SIX MONTHS ENDED JUNE 30, 1999

                                                         DEL MAR
                                        SUNDERLAND      MORTGAGE                SUNDERLAND        PRO FORMA      PRO FORMA
                                       CORPORATION  AND HOLDINGS    CAPSOURCE   ACQUISITION     ADJUSTMENTS        RESULTS
                                      ------------  ------------  -----------   ----------      -----------  -------------
Revenues                              $  2,360,751  $  3,312,995  $   115,240   $       --      $        --  $   5,788,986
                                      ------------  ------------  -----------   ----------      -----------  -------------
Operating Expenses
   Sales and marketing                     519,486       407,685           --           --               --        927,171
   General and administrative              888,711     1,757,226      116,337           36               --      2,762,310
   Interest                                     --        24,765           --           --               --         24,765
                                      ------------  ------------  -----------   ----------      -----------  -------------
     Total Operating Expenses            1,408,197     2,189,676      116,337           36               --      3,714,246
                                      ------------  ------------  -----------   ----------      -----------  -------------
Income (Loss) Before Income Taxes          952,554     1,123,319       (1,097)         (36)              --      2,074,740
Income Tax Provision                       323,868            --           --           --   (A)    381,544        705,412
                                      ------------  ------------  -----------   ----------      -----------  -------------
Net Income (Loss)                     $    628,686  $  1,123,319  $    (1,097)  $      (36)     $  (381,544) $   1,369,328
                                      ------------  ------------  -----------   ----------      -----------  -------------
                                      ------------  ------------  -----------   ----------      -----------  -------------
Basic and Diluted Income (Loss)
  Per Common Share                    $       0.10  $       0.23                                             $        0.22
                                      ------------  ------------                                             -------------
                                      ------------  ------------                                             -------------
Weighted Average Shares Used in
  Per Share Calculations                 6,161,270     4,891,270                                                 6,161,270
                                      ------------  ------------                                             -------------
                                      ------------  ------------                                             -------------


                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                        DEL MAR       DEL MAR                  SUNDERLAND        PRO FORMA     PRO FORMA
                                       MORTGAGE      HOLDINGS      CAPSOURCE   ACQUISITION      ADJUSTMENTS     RESULTS
                                      ------------  ------------  -----------  -----------      -----------  -------------

Revenues                              $  6,865,529  $    623,778  $   218,670   $       --   (C)$  (301,353) $   7,406,624
                                      ------------  ------------  -----------   ----------      -----------  -------------
Operating Expenses
   Sales and marketing                     536,077            --           --           --               --        536,077
   General and administrative            3,757,339       364,287      213,751          159   (B)        278
                                                                                             (C)   (301,353)     4,034,461
   Interest                                     --       115,956           --           --                         115,956
                                      ------------  ------------  -----------   ----------      -----------  -------------
   Total Operating Expenses              4,293,416       480,243      213,751          159         (301,075)     4,686,494
                                      ------------  ------------  -----------   ----------      -----------  -------------
Income (Loss) Before Income Taxes        2,572,113       143,535        4,919         (159)            (278)     2,720,130
Income Tax Provision                            --            --           --           --   (A)    924,844        924,844
                                      ------------  ------------  -----------   ----------      -----------  -------------
Net Income (Loss)                     $  2,572,113  $    143,535  $     4,919   $     (159)     $  (925,122) $   1,795,286
                                      ------------  ------------  -----------   ----------      -----------  -------------
                                      ------------  ------------  -----------   ----------      -----------  -------------
Basic and Diluted Income (Loss)
  Per Common Share                    $      25.72  $       0.03                $       --                   $        0.30
                                      ------------  ------------                ----------                   -------------
                                      ------------  ------------                ----------                   -------------
Weighted Average Shares Used in
  Per Share Calculations                   100,000     4,630,220                 1,250,000                       5,980,220
                                      ------------  ------------                ----------                   -------------
                                      ------------  ------------                ----------                   -------------

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                      CONSOLIDATED STATEMENTS OF OPERATIONS

A. Provision for has been provided for income taxes as though the combined companies had been subject to income taxes using a federal tax rate of 34% for both periods presented.

B. Amortization of goodwill related to acquisition of Capsource is calculated over a sixty-month period.

C.   To eliminate intercompany management and referral fees.

                      SUNDERLAND CORPORATION AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 1999
                                   (UNAUDITED)


                                     ASSETS


CURRENT ASSETS
Cash..............................................................................................$      196,518
Accounts receivable (net of allowance for
   doubtful accounts of $1,210)...................................................................       303,001
Other receivables.................................................................................       236,738
Due from related parties..........................................................................       176,635
Investments in mortgage loans on real estate......................................................     2,603,597
                                                                                                  --------------
           TOTAL CURRENT ASSETS...................................................................     3,516,489

Property and equipment (net of accumulated
   depreciation of $14,129).......................................................................        18,793
Other assets......................................................................................        37,350
                                                                                                  --------------

TOTAL ASSETS......................................................................................$    3,572,632
                                                                                                  --------------
                                                                                                  --------------


                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable..................................................................................$           --
Income taxes payable..............................................................................       323,868
Note payable......................................................................................       350,000
                                                                                                  --------------
           TOTAL CURRENT LIABILITIES..............................................................       673,868
                                                                                                  --------------

STOCKHOLDERS' EQUITY
  Preferred stock, $.0001 par value; 20 million shares authorized;
     no shares issued.............................................................................            --
  Common stock, $.0001 par value; 100 million shares authorized;
     6,161,270 shares issued and outstanding shares...............................................           616
  Additional paid-in capital......................................................................     2,577,139
  Retained earnings...............................................................................       756,655
  Receivable from shareholder.....................................................................      (435,646)
                                                                                                  --------------

           TOTAL STOCKHOLDERS' EQUITY.............................................................     2,898,764
                                                                                                  --------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY........................................................$    3,572,632
                                                                                                  --------------


                 See Accompanying Notes to Financial Statements.

                      SUNDERLAND CORPORATION AND SUBSIDIARY
                      CONSOLIDATED STATEMENT OF OPERATIONS
       FOR THE PERIOD FROM APRIL 27, 1999 (DATE OF REORGANIZATION) THROUGH
                                  JUNE 30, 1999
                                   (UNAUDITED)


REVENUES
      Loan origination and related fees...........................................................$    2,318,212
      Interest income.............................................................................        42,539
                                                                                                  --------------

           TOTAL REVENUES.........................................................................     2,360,751
                                                                                                  --------------

OPERATING EXPENSES
      Sales and marketing ........................................................................       519,486
      General and administrative..................................................................       888,711
                                                                                                  --------------

           TOTAL OPERATING EXPENSES...............................................................     1,408,197
                                                                                                  --------------

Income Before Provision for Income Taxes..........................................................       952,554

Provision for Income Taxes........................................................................       323,868
                                                                                                  --------------

NET INCOME........................................................................................$      628,686
                                                                                                  --------------
                                                                                                  --------------

PRIMARY AND FULLY DILUTED EARNINGS PER COMMON SHARE...............................................$         0.10
                                                                                                  --------------
                                                                                                  --------------


WEIGHTED AVERAGE NUMBER OF COMMON SHARES USED
   IN PER SHARE CALCULATION.......................................................................     6,161,270
                                                                                                  --------------
                                                                                                  --------------


                 See Accompanying Notes to Financial Statements.

                      SUNDERLAND CORPORATION AND SUBSIDIARY
                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
       FOR THE PERIOD FROM APRIL 27, 1999 (DATE OF REORGANIZATION) THROUGH
                                  JUNE 30, 1999
                                   (UNAUDITED)



                                             COMMON STOCK
                                        ----------------------
                                                                  ADDITIONAL                   RECEIVABLE         TOTAL
                                        NUMBER OF                  PAID-IN         RETAINED       FROM         STOCKHOLDERS'
                                          SHARES       AMOUNT      CAPITAL         EARNINGS    SHAREHOLDER        EQUITY
                                      ------------   ---------  -------------   -------------  ------------   --------------
BALANCES TRANSFERRED IN
REORGANIZATION FROM DEL MAR
MORTGAGE, INC. AND DEL MAR
HOLDINGS, INC. ON APRIL 27, 1999....     4,891,270   $     489  $   2,564,490   $     127,969  $   (535,646)  $    2,157,302

Issuance to acquire Sunderland
Corporation, April 27, 1999,
$0.00 per share.....................     1,250,000         125            291              --            --              416

Issuance to acquire
CapSource, Inc., April 27,
1999, $0.62 per share...............        20,000           2         12,358              --            --           12,360

Payments received on
receivable from shareholder.........            --          --             --              --       100,000          100,000

Net income for the period...........            --          --             --         628,686            --          628,686
                                      ------------   ---------  -------------   -------------  ------------   --------------

BALANCE AT JUNE 30, 1999............     6,161,270   $     616  $   2,577,139   $     756,655  $   (435,646)  $    2,898,764
                                      ------------   ---------  -------------   -------------  ------------   --------------
                                      ------------   ---------  -------------   -------------  ------------   --------------


                 See Accompanying Notes to Financial Statements.

                      SUNDERLAND CORPORATION AND SUBSIDIARY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
       FOR THE PERIOD FROM APRIL 27, 1999 (DATE OF REORGANIZATION) THROUGH
                                  JUNE 30, 1999
                                   (UNAUDITED)



CASH FLOWS FROM OPERATING ACTIVITIES

      Net income...................................................................................$     628,686
      Adjustments to reconcile net income to
         net cash provided by operating activities:
           Depreciation and amortization...........................................................        2,203
      Changes in operating assets and liabilities:
           Increase in accounts receivable.........................................................     (303,001)
           Decrease in other receivables...........................................................      180,780
           Increase in due from related party......................................................      (24,667)
           Increase in income taxes payable........................................................      323,868
                                                                                                   -------------

           NET CASH PROVIDED BY OPERATING ACTIVITIES...............................................      807,869
                                                                                                   -------------

CASH FLOWS FROM INVESTING ACTIVITIES
      Cash received in acquisition of Sunderland Acquisition Corporation...........................          416
      Purchases of mortgage loans..................................................................     (611,767)
                                                                                                   -------------

           NET CASH USED BY INVESTING ACTIVITIES...................................................     (611,351)
                                                                                                   -------------

NET INCREASE IN CASH...............................................................................      196,518

CASH, BEGINNING BALANCE AT APRIL 27, 1999..........................................................           --
                                                                                                   -------------

CASH, ENDING BALANCE AT JUNE 30, 1999..............................................................$     196,518
                                                                                                   -------------
                                                                                                   -------------



SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES:
      On April 27, 1999, 1,250,000 shares of common stock were issued to acquire $416 of assets of Sunderland Corporation and 20,000 shares of common stock were issued to acquire all of the outstanding common stock of Capsource, Inc.

                 See Accompanying Notes to Financial Statements.

                      SUNDERLAND CORPORATION AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  JUNE 30, 1999
                                   (UNAUDITED)


NOTE 1--ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION--Sunderland Corporation (hereinafter referred to as "Sunderland"), was incorporated in the state of Delaware on June 2, 1998.

Effective April 27, 1999, Sunderland Corporation consummated an asset purchase agreement with Del Mar Mortgage, Inc. and Del Mar Holdings, Inc. (collectively referred to as "Del Mar Entities") whereby Sunderland acquired certain assets and assumed certain liabilities of the Del Mar Entities in exchange for 4,891,270 shares of Sunderland common stock (post 5-for-3 stock split). Sunderland concurrently consummated a reorganization agreement with Capsource, Inc. ("Capsource") whereby the Company acquired all the outstanding capital stock of Capsource in exchange for 20,000 shares of Sunderland common stock (referred to as the "Transactions").

The Del Mar Entities are related entities under common management and controlling ownership. Accordingly, the business combination between the Del Mar Entities has been accounted for as a reorganization of entities under common control. The reorganization reflects the combined financial statements of the Del Mar Entities and the restatement of their stockholders' equity for the shares issued by Sunderland in a manner similar to a stock split. Only certain assets of the Del Mar Entities were acquired by Sunderland; however, since the Del Mar Entities are considered the accounting acquirer in the business combinations with Sunderland and Capsource, the assets not acquired, net of the liabilities not assumed, have been accounted for as distributions to the Del Mar Entities' shareholders. The transaction between the Del Mar Entities and Sunderland has been accounted for as a reverse acquisition of Sunderland by the Del Mar Entities and the assets of Sunderland have been recorded at historical cost since Sunderland was a shell corporation with no operations and only nominal assets prior to the transaction.

The business combination between the Del Mar Entities and Capsource has been accounted for under the purchase method of accounting resulting in recognition of $1,390 in goodwill to be amortized over five years.

In connection with the transactions, 4,250,000 shares of common stock of Sunderland held by the previous owners of Sunderland were retired leaving 750,000 shares before the issuance of additional shares related to the transaction noted above and the 5-for-3 stock split. Effective as of the date of consummation of the Transactions, Sunderland changed its name from "Sunderland Acquisition Corporation" to "Sunderland Corporation." The accompanying financial statements have been restated for the effects of the stock split for all periods presented.

Sunderland, including the operations from the assets acquired from the Del Mar Entities, and Capsource are collectively referred to herein as the "Company" subsequent to the Transactions.

The Company has continued the loan origination segment of the various business operations formerly conducted by Del Mar Mortgage, Inc. through Capsource, a wholly owned subsidiary. Capsource operates as a mortgage company licensed in the state of Nevada. Capsource is engaged in the origination, arrangement, and secondary purchase and sale of loans secured by real property.

INTERIM CONSOLIDATED FINANCIAL STATEMENTS--The accompanying consolidated financial statements are unaudited and include the accounts of the Company and its subsidiary which is wholly-owned. All significant inter-company transactions and balances have been eliminated. In the opinion of management, all necessary adjustments (which include only normal recurring adjustments) have been made to the accompanying financial statements in order to present fairly the financial position, results of operations and cash flows for the period presented.

                      SUNDERLAND CORPORATION AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  JUNE 30, 1999
                                   (UNAUDITED)


GEOGRAPHIC CONCENTRATION--Substantially all of the Company's operations are derived from Southern Nevada. Consequently, the Company's results of operations and financial condition are affected by general trends in the Southern Nevada economy and its commercial and residential real estate market.

USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

REVENUE RECOGNITION--The Company recognizes revenue primarily from loan origination fees, loan servicing fees, and extension fees. Loan origination fees are recorded as revenue at the close of escrow and reduced by direct loan origination costs, excluding loan processing costs, incurred to such loan origination activities. Loan servicing fees are recorded as revenue when such services are rendered. Servicing fees represent the interest spread between what is paid to the investor and what the borrower pays for the use of the money. This can vary from loan to loan. Extension fees are recorded as revenue at the extension grant date.

CASH--The Company invests its cash in high quality financial institutions, which at times may be in excess of the Federal Deposit Insurance Corporation insurance limits.

PROPERTY AND EQUIPMENT--Property and equipment are stated at cost less accumulated depreciation. Depreciation is provided principally on the straight-line method over the estimated useful lives of the assets. The cost of repairs and maintenance is charged to expense as incurred. Expenditures for property betterments and renewals are capitalized. Upon sale or other disposition of depreciable asset, cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in other income (expense).

ADVERTISING COSTS--Advertising costs incurred in the normal course of operations are expensed currently.

INCOME TAXES--The Company accounts for its income taxes in accordance with Statement of Financial Accounting Standards (SFAS) No. 109, which requires recognition of deferred tax assets and liabilities for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

IMPAIRMENT OF LONG-LIVED ASSETS TO BE DISPOSED--The Company adopted the provisions of SFAS No. 121, ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF, as of June 30, 1999. This Statement requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that an asset's carrying amount may not be recoverable. Assets to be disposed of are reported at the lower of the carrying amount or the fair value less costs to sell. Adoption of this statement did not have a material impact on the Company's financial position, results of operations, or liquidity.

RECENT ACCOUNTING PRONOUNCEMENTS--In June 1997, the Financial Accounting Standards Board issued SFAS No. 130, REPORTING COMPREHENSIVE INCOME. SFAS No. 130 established standards for reporting and display of comprehensive income and its components in the financial statements. SFAS No. 130 is effective for the fiscal

                      SUNDERLAND CORPORATION AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  JUNE 30, 1999
                                   (UNAUDITED)


years beginning after December 15, 1997. Reclassification of financial statements for earlier periods provides for comparative purposes is required. Adoption of this Statement did not have a material impact on the Company's financial position, results of operations, or cash flows.

NOTE 2--ACCOUNTS RECEIVABLE

The Company services loans which have been arranged for the investor parties through a servicing agreement. The servicing agreement stipulates that all extension fees charged on behalf of the investors shall be retained by the Company as part of the loan servicing fees. Accounts receivable represent extension and loan origination fees earned but not yet funded.

NOTE 3--INVESTMENTS IN MORTGAGE LOANS ON REAL ESTATE

The Company has invested in mortgage loans which Del Mar Mortgage, Inc. originated prior to the reorganization into Sunderland Corporation. The mortgage loans are secured by first trust deeds on real estate. These loans have maturities of one year or less with interest rates ranging from 12% to 14% payable monthly, with principal due at maturity. The underlying value of the trust deeds securing the mortgage loans was sufficient at June 30, 1999 to realize their carrying value. Accordingly, an allowance for loan losses was not required.

NOTE 4--NOTE PAYABLE

As of June 30, 1999, the Company owes a note payable of $350,000 representing a liability acquired as part of the asset purchase agreement between the Company and Del Mar Holdings, Inc. as it relates to the Transactions. The note payable is an amount due to an unrelated party and is due July 1999.

NOTE 5--RELATED PARTY TRANSACTIONS

As of June 30, 1999, the Company has a balance due from related parties of $176,635 which represents amounts due from an entity wholly-owned by the Company's major shareholder. This balance bears no interest and is due on demand.

As of June 30, 1999, a note receivable of $435,646 is due from the Company's major shareholder in the form of a promissory note. The promissory note is collateralized by this shareholder's stock in the Company, bears interest of 8%, and the principal and interest is due on December 2001.

NOTE 6--INCOME TAXES

The Company did not record any current or deferred income tax provision or benefit for any of the periods presented because of nominal differences.

NOTE 7--FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amounts of cash, accounts receivable and accounts payable, approximate fair value because of the short-term maturity of these instruments.

                      SUNDERLAND CORPORATION AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  JUNE 30, 1999
                                   (UNAUDITED)


NOTE 8--COMMITMENTS AND CONTINGENCIES

LEASE COMMITMENTS--The Company operates from a leased office facility under a noncancellable operating lease. The lease requires the Company to pay certain escalation clauses for real estate taxes, operating expense, usage and common area charges. Rent expense for the leased office facility charged to operations for the period ended June 30, 1999 approximates $78,000.

Future minimum rental payment required under the operating lease for the office facility as of June 30, 1999, are as follows:



        July 1, 1999 through December 31, 1999                   $    58,775
                        2000                                         200,194
                        2001                                         158,610
                        2002                                         161,640
                        2003                                         165,240
                        2004                                          41,610
                                                                 -----------
        Total future minimum operating lease payments            $   786,069
                                                                 -----------
                                                                 -----------




VOUCHER CONTROL SERVICE CONTRACT--In August of 1998, the Company entered into a contract with Disbursement Management, Inc. (DMI) to provide construction voucher control services. The Company will pay monthly fees to DMI based upon the amount of disbursements for construction vouchers. The monthly fees range from $26,500 to $35,000. The Company may terminate this contract any time after August of 1999. DMI will have the option of canceling the contract three years after its inception.

                           DEL MAR MORTGAGE, INC. AND
                             DEL MAR HOLDINGS, INC.
                        COMBINED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)



                                                                                FOR THE PERIOD
                                                                                FROM JANUARY 1,     FOR THE SIX
                                                                                  1999 THROUGH      MONTHS ENDED
                                                                                APRIL 26, 1999     JUNE 30, 1998
                                                                                --------------    --------------
Revenues
      Loan origination and related fees.........................................$    2,633,050    $    3,258,529
      Interest income...........................................................       488,885           323,348
      Other income..............................................................       191,060            12,100
                                                                                --------------    --------------

           Total Revenues.......................................................     3,312,995         3,593,977
                                                                                --------------    --------------

Operating Expenses
      Sales and marketing.......................................................       407,685           268,039
      General and administrative................................................     1,757,226         1,908,869
      Interest expense..........................................................        24,765            59,246
                                                                                --------------    --------------

           Total Operating Expenses.............................................     2,189,676         2,236,154
                                                                                --------------    --------------

Net Income......................................................................$    1,123,319    $    1,357,823
                                                                                --------------    --------------
                                                                                --------------    --------------

Primary and Fully Diluted Earnings
   Per Common Share.............................................................$         0.23    $         0.28
                                                                                --------------    --------------
                                                                                --------------    --------------

Weighted Average Number of Common
   Shares Used in Primary and Fully
   Diluted Per Share Calculation................................................     4,891,270         4,891,270
                                                                                --------------    --------------
                                                                                --------------    --------------


BASIS OF COMBINED STATEMENTS OF OPERATIONS PRESENTATION: The condensed combined statements of operations for Del Mr Mortgage, Inc. and Del Mar Holdings, Inc. noted above have been presented on a historical basis. The combined statements of operations cover periods relating to the six months ended June 30, 1998, and from January 1, 1999 through April 26, 1999. These statements are intended to report the combined result of operations prior to the reorganization effective April 27, 1999 as discussed in the notes to the combined financial statements. These statements should be read in conjunction with the Sunderland Corporation consolidated statement of operations for period from April 27, 1999 through June 30, 1999 and the accompanying notes thereto.


                 See Accompanying Notes to Financial Statements

                           DEL MAR MORTGAGE, INC., AND
                             DEL MAR HOLDINGS, INC.
                   COMBINED STATEMENT OF STOCKHOLDERS' EQUITY
           FOR THE PERIOD FROM JANUARY 1, 1999 THROUGH APRIL 26, 1999
                                   (UNAUDITED)



                                        COMMON STOCK
                                   ----------------------    ADDITIONAL                    RECEIVABLE         TOTAL
                                   NUMBER OF                  PAID-IN         RETAINED       FROM         STOCKHOLDERS'
                                     SHARES       AMOUNT      CAPITAL         EARNINGS    SHAREHOLDER         EQUITY
                                 ------------   ---------  -------------   -------------  ------------   --------------

BALANCE--DECEMBER 31, 1998:

   Del Mar Mortgage, Inc.........     100,000          10        361,394         127,969            --          489,373
   Del Mar Holdings, Inc.........   4,791,270         479      2,713,783              --      (535,646)       2,178,586
                                 ------------   ---------  -------------   -------------  ------------   --------------

   Combined Balance..............   4,891,270   $     489  $   3,075,147   $     127,969  $   (535,646)  $    2,667,959

Distribution of assets, net of
 liabilities, to the Del Mar
 Mortgage, Inc. and Del Mar
 Holdings, Inc. shareholders,
 April 26, 1999..................          --          --     (1,633,976)             --            --       (1,633,976)

Net Income for the period........          --          --      1,123,319              --            --        1,123,319
                                 ------------   ---------  -------------   -------------  ------------   --------------

BALANCE--APRIL 26, 1999..........   4,891,270   $     489  $   2,564,490   $     127,969  $   (535,646)  $    2,157,302
                                 ------------   ---------  -------------   -------------  ------------   --------------
                                 ------------   ---------  -------------   -------------  ------------   --------------


                 See Accompanying Notes to Financial Statements

                           DEL MAR MORTGAGE, INC. AND
                             DEL MAR HOLDINGS, INC.
                        COMBINED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)


                                                                                FOR THE PERIOD
                                                                                FROM JANUARY 1,      FOR THE SIX
                                                                                  1999 THROUGH      MONTHS ENDED
                                                                                APRIL 26, 1999     JUNE 30, 1998
                                                                                --------------     -------------

CASH FLOWS FROM OPERATING ACTIVITIES
      Net income................................................................$    1,123,319     $   1,357,823
      Adjustments to reconcile net income to net
         cash provided by operating activities:
           Depreciation and amortization........................................           884             6,365
      Changes in operating assets and liabilities:
           Increase in accounts receivable......................................       (72,556)         (349,385)
           Increase in other assets.............................................      (235,253)         (265,909)
           Decrease in due fromto related party................................     (1,255,304)         (955,564)
           Increase (decrease) in accounts payable..............................      (139,271)           64,362
                                                                                --------------     -------------

           NET CASH USED BY OPERATING ACTIVITIES................................      (578,181)         (142,308)
                                                                                --------------     -------------

CASH FLOW FROM INVESTING ACTIVITIES
      Purchase of furniture and equipment.......................................        18,067           (12,282)
      Purchase of mortgage loans................................................            --        (1,976,741)
      Cash received from principal of trust deed investments....................       636,894                --
                                                                                --------------     -------------

           NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES.....................       654,961        (1,989,023)
                                                                                --------------     -------------

CASH FLOW FROM FINANCING ACTIVITIES
      Distribution to the shareholders..........................................      (534,490)               --
      Payments of capital lease obligations.....................................          (221)             (603)
      Proceeds from issuance of common stock....................................            --         3,206,242
                                                                                --------------     -------------

           NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES.....................      (534,711)        3,205,639
                                                                                --------------     -------------

NET INCREASE (DECREASE) IN CASH.................................................      (457,931)        1,074,308

CASH, BEGINNING BALANCE.........................................................       457,931           689,908
                                                                                --------------     -------------

CASH, ENDING BALANCE............................................................$           --     $   1,764,216
                                                                                --------------     -------------
                                                                                --------------     -------------

SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES: On April
    27, 1999, but shown in these financial statements as having occurred on April 26, 1999, certain assets, net of liabilities, with a carrying value of $1,633,976, including cash of $534,490, were distributed to the shareholders of Del Mar Mortgage, Inc. and Del Mar Holdings, Inc.


                 See Accompanying Notes to Financial Statements

                           DEL MAR MORTGAGE, INC. AND
                             DEL MAR HOLDINGS, INC.
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                                 APRIL 26, 1999
                                   (UNAUDITED)

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION--The accompanying combined financial statements include the combined accounts of Del Mar Holdings, Inc. ("DMH") and Del Mar Mortgage, Inc. ("DMM"), which are under common management of DMH. The combined group is collectively referred to as the "Company". The combined financial statements have been presented on a combined basis due to common control and management. All significant intercompany balances and transactions have been eliminated.

Del Mar Holdings, Inc. was incorporated in the state of Nevada in October 1997. The Company operates as a management company in the state of Nevada.

Del Mar Mortgage, Inc. was incorporated in the state of Nevada in April 1995. The Company operates as a mortgage company licensed in the state of Nevada. The Company is engaged in the origination, arrangement, and secondary purchase and sale of loans secured by real property. In addition, the Company services construction loans during the construction period which it has arranged for investor parties.

USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures during the reporting period. Accordingly, actual results could differ from those estimates.

INTERIM FINANCIAL STATEMENTS--The accompanying financial statements are unaudited and, in the opinion of management, all necessary adjustments (which include only normal recurring adjustments) have been made to present fairly the results of operations and cash flows for the periods presented.

REVENUE RECOGNITION--The Company recognizes revenue primarily from loan origination fees and extension fees. Loan origination fees are recorded as revenue at the close of escrow. Extension fees are recorded as revenue at the extension grant date.

ADVERTISING COSTS--Advertising costs incurred in the normal course of operations are expensed currently.

NOTE 2--RELATED PARTY TRANSACTIONS

The Company incurred management fees expense of $702,532 for the six months ended June 30, 1998 which was paid to an entity wholly-owned by the Company's sole shareholder.

NOTE 3--REORGANIZATION

Effective April 27, 1999, Sunderland Acquisition Corporation ("Sunderland") consummated an asset purchase agreement with Del Mar Mortgage, Inc. and Del Mar Holdings, Inc. (collectively referred to as "Del Mar Entities") whereby Sunderland acquired certain assets and assumed certain liabilities of the Del Mar Entities in exchange for 4,891,270 shares of Sunderland common stock (post 5-for-3 stock split). Accordingly, the business combination between the Del Mar Entities and Sunderland has been accounted for as a reorganization of entities under common control. The reorganization reflects the combined financial statements of the Del Mar Entities and the restatement of their stockholders' equity for the shares issued by Sunderland in a manner similar to a stock split. Assets consisting of mortgage loans, receivables, and property and equipment approximating $3,019,000, and a liability consisting of a promissory note totaling $350,000 of the Del Mar Entities were acquired by Sunderland, assets not acquired, net of liabilities not assumed, of $1,633,976 have been accounted

                           DEL MAR MORTGAGE, INC. AND
                             DEL MAR HOLDINGS, INC.
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                                 APRIL 26, 1999
                                   (UNAUDITED)



for as distributions to the Del Mar Entities' shareholders in these financial statements. The transaction between the Del Mar Entities and Sunderland has been accounted for as a reverse acquisition of Sunderland by the Del Mar Entities and the assets of Sunderland have been recorded at historical cost since Sunderland was a shell corporation with no operations and only nominal assets prior to the transaction.

                    [HANSEN, BARNETT & MAXWELL LETTERHEAD]




               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Board of Directors and the Stockholder
Del Mar Mortgage, Inc.

We have audited the accompanying balance sheet of Del Mar Mortgage, Inc. as of December 31, 1998 and the related statements of operations, stockholder's equity, and cash flows for the years ended December 31, 1998 and 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Del Mar Mortgage, Inc. as of December 31, 1998 and the results of its operations and its cash flows for the years ended December 31, 1998 and 1997 in conformity with generally accepted accounting principles.


                            HANSEN, BARNETT & MAXWELL

Salt Lake City, Utah
April 9, 1999 (Except for Note 1,
Reorganization and Basis of Presentation, as to which the date is September 2, 1999)

                             DEL MAR MORTGAGE, INC.
                                  BALANCE SHEET
                                DECEMBER 31, 1998


                                     ASSETS

CURRENT ASSETS
      Cash......................................................................................$      102,816
      Cash held in trust........................................................................       421,622
      Accounts receivable, net of allowances of $219,000........................................       401,526
      Trust accounts receivable.................................................................     1,009,410
                                                                                                --------------
         TOTAL CURRENT ASSETS...................................................................     1,935,374
                                                                                                --------------
PROPERTY AND EQUIPMENT
      Furniture and equipment...................................................................        58,118
      Leasehold improvements....................................................................         1,754
                                                                                                --------------
         TOTAL PROPERTY AND EQUIPMENT...........................................................        59,872
      Less: Accumulated depreciation............................................................        22,319
                                                                                                --------------
         NET PROPERTY AND EQUIPMENT.............................................................        37,553
                                                                                                --------------

TOTAL ASSETS....................................................................................$    1,972,927
                                                                                                --------------
                                                                                                --------------


                      LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
      Accounts payable and accrued expenses.....................................................$       34,701
      Current portion of capital lease obligations..............................................         4,103
      Trust liabilities.........................................................................     1,431,032
                                                                                                --------------
         TOTAL CURRENT LIABILITIES..............................................................     1,469,836
                                                                                                --------------
LONG-TERM PORTION OF CAPITAL LEASE OBLIGATIONS..................................................        13,718
                                                                                                --------------
TOTAL LIABILITIES...............................................................................     1,483,554
                                                                                                --------------
COMMITMENTS AND CONTINGENCIES

STOCKHOLDER'S EQUITY
      Common stock--$0.0001 par value; 100,000,000 shares authorized,
        100,000 shares issued and outstanding...................................................            10
      Additional paid-in capital................................................................       361,394
      Retained earnings.........................................................................       127,969
                                                                                                --------------
      TOTAL STOCKHOLDER'S EQUITY................................................................       489,373
                                                                                                --------------

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY......................................................$    1,972,927
                                                                                                --------------
                                                                                                --------------


   The accompanying notes are an integral part of these financial statements.

                             DEL MAR MORTGAGE, INC.
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997


                                                                                         1998               1997
                                                                              ---------------    ---------------

REVENUES
    Construction loan origination and servicing fees..........................$     5,181,148    $     3,714,196
    Single family residence loan origination fees.............................        251,458            712,082
    Extension fees............................................................      1,084,451            372,105
    Interest income...........................................................        339,273             70,932
    Miscellaneous fees........................................................          9,199              7,984
                                                                              ---------------    ---------------
        TOTAL REVENUES........................................................      6,865,529          4,877,299
                                                                              ---------------    ---------------

OPERATING EXPENSES
    Sales and marketing.......................................................        536,077            642,558
    General and administrative................................................      3,757,339          2,697,008
    Referral fees--related party..............................................             --          1,536,452
                                                                              ---------------    ---------------

        TOTAL OPERATING EXPENSES..............................................      4,293,416          4,876,018
                                                                              ---------------    ---------------

INCOME BEFORE PROVISION FOR INCOME TAXES......................................      2,572,113              1,281

PROVISION FOR INCOME TAXES....................................................             --              1,513
                                                                              ---------------    ---------------

NET INCOME (LOSS).............................................................$     2,572,113    $          (232)
                                                                              ---------------    ---------------
                                                                              ---------------    ---------------

BASIC AND DILUTED INCOME (LOSS) PER COMMON SHARE..............................$         25.72    $            --
                                                                              ---------------    ---------------
                                                                              ---------------    ---------------

WEIGHTED-AVERAGE COMMON SHARES USED
   IN PER SHARE CALCULATION...................................................        100,000            100,000
                                                                              ---------------    ---------------
                                                                              ---------------    ---------------



   The accompanying notes are an integral part of these financial statements.

                             DEL MAR MORTGAGE, INC.
                       STATEMENTS OF STOCKHOLDER'S EQUITY
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1998




                                            COMMON STOCK
                                      -----------------------      ADDITIONAL                         TOTAL
                                        NUMBER OF                   PAID-IN         RETAINED      STOCKHOLDER'S
                                          SHARES       AMOUNT       CAPITAL         EARNINGS          EQUITY
                                      -----------   ---------    -------------    ------------   --------------
BALANCE--DECEMBER 31, 1996............    100,000   $      10    $       2,490    $    128,201   $      130,701

Net Loss .............................         --          --               --            (232)            (232)
                                      -----------   ---------    -------------    ------------   --------------

BALANCE--DECEMBER 31, 1997............    100,000          10            2,490         127,969          130,469

Net Income ...........................         --          --        2,572,113              --        2,572,113

Distribution of receivable from
 Del Mar Holdings, Inc. to the
 shareholder, December 31,
 1998................................          --          --       (2,213,209)             --       (2,213,209)
                                     ------------   ---------    -------------    ------------   --------------

BALANCE--DECEMBER 31, 1998...........     100,000   $      10    $     361,394    $    127,969   $      489,373
                                      -----------   ---------    -------------    ------------   --------------
                                      -----------   ---------    -------------    ------------   --------------



   The accompanying notes are an integral part of these financial statements.

                             DEL MAR MORTGAGE, INC.
                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997



                                                                                         1998               1997
                                                                              ---------------     --------------
CASH FLOWS FROM OPERATING ACTIVITIES
      Net income (loss).......................................................$     2,572,113     $         (232)
      Adjustments to reconcile net income (loss) to
         net cash provided (used) by operating activities:
           Depreciation.......................................................         11,167              7,690
      Changes in operating assets and liabilities:
           Increase in accounts receivable....................................       (297,245)           (70,403)
           (Increase) decrease in due from related party......................     (2,212,226)            49,017
           Increase (decrease) in accounts payable and
              accrued expenses................................................          1,528            (32,426)
           Increase (decrease) in due to related party........................       (159,404)           159,404
                                                                              ---------------     --------------

           NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES...................        (84,067)           113,050
                                                                              ---------------     --------------

CASH FLOWS FROM INVESTING ACTIVITIES
      Purchase of furniture and equipment.....................................           (495)           (13,175)
                                                                              ---------------     --------------

           NET CASH USED BY INVESTING ACTIVITIES..............................           (495)           (13,175)
                                                                              ---------------     --------------

CASH FLOWS FROM FINANCING ACTIVITIES
      Payments on capital lease obligations...................................         (3,763)              (843)
                                                                              ---------------     --------------

           NET CASH USED BY FINANCING ACTIVITIES..............................         (3,763)              (843)
                                                                              ---------------     --------------

NET INCREASE (DECREASE) IN CASH...............................................        (88,325)            99,032

CASH, BEGINNING BALANCE.......................................................        191,141             92,109
                                                                              ---------------     --------------

CASH, ENDING BALANCE..........................................................$       102,816     $      191,141
                                                                              ---------------     --------------
                                                                              ---------------     --------------

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
      Cash paid for income taxes..............................................$         1,513     $       23,746
                                                                              ---------------     --------------
                                                                              ---------------     --------------


SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING AND FINANCING ACTIVITIES
In 1998, a receivable from Del Mar Holdings, Inc. in the amount of $2,213,209 was distributed to the Company's shareholder and accounted for as a distribution of equity.

   The accompanying notes are an integral part of these financial statements.

                             DEL MAR MORTGAGE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1998 AND 1997

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION--Del Mar Mortgage, Inc. (the "Company") was incorporated in the State of Nevada in April 1995. The Company operates as a mortgage company licensed in the states of Nevada and Arizona. The Company is engaged in the origination, arrangement, and secondary purchase and sale of loans secured by real property. In addition, construction loans which the Company arranges for investor-parties are serviced by the Company during the construction period.

REORGANIZATION AND BASIS OF PRESENTATION--Effective April 27, 1999, Sunderland Corporation ("Sunderland") consummated an asset purchase agreement with Del Mar Mortgage, Inc. and Del Mar Holdings, Inc. (collectively referred to as the "Del Mar Entities") whereby Sunderland acquired certain assets and assumed certain liabilities of the Del Mar Entities in exchange for 4,891,270 shares of Sunderland common stock (post 5-for-3 stock split). The shareholders of Del Mar Mortgage, Inc. received 100,000 shares of common stock of Sunderland Corporation. Sunderland had 6,161,270 (post-split) common shares outstanding after the reorganization. As a result of the transaction with Sunderland, the shareholders of the Del Mar Entities received a majority of the common stock of Sunderland. Accordingly, the Del Mar Entities were considered the acquirer for financial reporting purposes and their financial statements have been restated for all periods presented to reflect the common shares received by the stockholders of the Del Mar Entities in a manner similar to a stock split.

The Del Mar Entities were related entities under common management and controlling ownership. Accordingly, the business combination between the Del Mar Entities has been accounted for as a reorganization of entities under common control. Normally the financial statements of the Del Mar Entities would be restated on a combined basis for all periods presented; however, as further explained in Note 8, the State of Nevada issued an order temporarily taking possession of Del Mar Mortgage, Inc. which resulted in the Del Mar Entities being required to maintain separate financial statements through December 31, 1998.

Since the Del Mar Entities are considered the accounting acquirer in the business combinations with Sunderland and Capsource, the assets of the Del Mar Entities not acquired, net of the liabilities not assumed, have been accounted for as distributions to the Del Mar Entities' shareholders in 1999.

USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

GEOGRAPHIC CONCENTRATION--Substantially all of the Company's operations are derived from Southern Nevada. Consequently, the Company's results of operations and financial condition are affected by general trends in the Southern Nevada economy and its commercial and residential real estate market.

REVENUE RECOGNITION--The Company recognizes revenue primarily from loan origination fees, loan servicing fees, and extension fees. Loan origination fees are recorded as revenue at the close of escrow and reduced by direct loan origination costs, excluding loan processing costs. Loan servicing fees are recorded as revenue when such services are rendered. Servicing fees represent the interest spread between what is paid the investor and what the borrower pays for the use of the money. This can vary from loan to loan. Extension fees are recorded as revenue at the extension grant date.

CASH--The Company invests its cash in high quality financial institutions, which at times may be in excess of the Federal Deposit Insurance Corporation insurance limits.

PROPERTY AND EQUIPMENT--Property and equipment are stated at cost less accumulated depreciation. Depreciation is provided principally on the straight-line method over the estimated useful lives of the assets. The cost of repairs and maintenance is charged to expense as incurred. Expenditures for property betterments and renewals are capitalized. Upon sale or other disposition of depreciable assets, cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in general and administrative expense.

                             DEL MAR MORTGAGE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1998 AND 1997

ADVERTISING COSTS--Advertising costs incurred in the normal course of operations are expensed currently.

INCOME TAXES--The Company elected during 1998, to convert from a C-Corporation to an S-Corporation for federal income tax purposes. As an S-Corporation, elements of income and expense are passed through to the stockholder to be included in his individual income tax return. Accordingly, no income tax effects are included in the 1998 financial statements. For financial reporting purposes, the S-Corporation election was deemed terminated on April 27, 1999. As a result, net income and distributions to the shareholder for 1998 have been included in the financial statements as additional paid-in capital as though the Company distributed its earnings to the owner followed by a contribution to the capital of the Company.

IMPAIRMENT OF LONG-LIVED ASSETS TO BE DISPOSED--The Company adopted the provisions of SFAS No. 121, ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF, as of December 31, 1996. This Statement requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that an asset's carrying amount may not be recoverable. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. Adoption of this statement did not have a material impact on the Company's financial position, results of operations, or liquidity.

RECENT ACCOUNTING PRONOUNCEMENTS--In June 1997, the Financial Accounting Standards Board issued SFAS No. 130, REPORTING COMPREHENSIVE INCOME. SFAS No. 130 established standards for reporting and display of comprehensive income and its components in the financial statements. SFAS No. 130 is effective for fiscal years beginning after December 15, 1997. Reclassification of financial statements for earlier periods provided for comparative purposes is required. Adoption of this Statement did not have a material impact on the Company's financial position, results of operations, or cash flows.

NOTE 2--ACCOUNTS RECEIVABLE

         The Company services loans which have been arranged for investor parties through a servicing agreement. The servicing agreement stipulates that all extension fees charged in behalf of the investors shall be retained by the Company as part of the loan service fees. Accounts receivable represent extension and loan origination fees earned but not yet funded.

NOTE 3--RELATED PARTY TRANSACTIONS

During 1997, the Company paid Shustek Investments, Inc., a related party which is wholly-owned by the Company's shareholder, referral fees for loans originated by the Company from customers which were referred by Shustek Investment, Inc. The referral fees ranged from 33% to 100% of the loan origination fees charged by the Company. Total payments for such referral fees for the year ended December 31, 1997 totaled $1,536,452.

The practice of paying referral fees to Shustek Investments, Inc. was discontinued at the end of 1997 when an arrangement was established with Del Mar Holdings, Inc., a related party which is majority-owned by the Company's shareholder. Under this arrangement, Del Mar Holdings, Inc. collected a majority of the Company's revenues and paid a majority of its expenses which resulted in a balance due from Del Mar Holdings, Inc. at December 31, 1998 of $2,213,209. At December 31, 1998, the receivable from Del Mar Holdings, Inc. was transferred to the Company's shareholder. The transfer was accounted for as a noncash equity distribution.

The Company and its employees participate in an employee savings and profit sharing plan (Plan) under section 401(k) of the Internal Revenue Code sponsored by an entity wholly-owned by the Company's sole shareholder. The Company may make discretionary contributions to this Plan on behalf of the employees. No discretionary contributions have been made by the Company for the years ended December 31, 1998 and 1997.

                             DEL MAR MORTGAGE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1998 AND 1997

NOTE 4--CAPITAL LEASES

The Company is obligated under various capital leases for certain equipment that expire at various dates over the next four years. Capital lease obligations totaling $17,821 require minimum monthly lease payments ranging from $71 to $400 with implicit interest rates of 9.50%.

Future minimum capital lease obligations as of December 31, 1998 are as follows:



                   1999..........................................$  5,181
                   2000..........................................   5,652
                   2001..........................................   5,652
                   2002..........................................   4,777
                                                                 --------
                   Total.........................................  21,262
   Less amount representing interest.............................   3,441
                                                                 --------
   Capital lease obligations.....................................  17,821
   Less current portion due......................................   4,103
                                                                 --------

   Long-term portion of capital lease obligations................$ 13,718
                                                                 --------
                                                                 --------


The carrying value of equipment leased under capital leases at December 31, 1998 and 1997 totals $16,403 and $22,427, respectively, which is net of accumulated depreciation of $5,924 and $1,439, respectively.

NOTE 5--LOANS SERVICED FOR OTHERS

The Company services loans for others which are not shown on the balance sheet. The balance of these loans at December 31, 1998 and 1997 approximated $163,000,000 and $83,919,000, respectively. In connection with the loans serviced for others, amounts held in trust for undistributed principal and interest collections, and interest receivables for both investors and borrowers aggregated $1,431,032 and $5,570,639 at December 31, 1998 and 1997,
respectively.

Loans serviced for others include construction loans that are originated by the Company.

NOTE 6--COLLATERALIZED MORTGAGE OBLIGATIONS

The Company offers High Yield Collateralized Mortgage obligation certificates (CMO's), collateralized by deeds of trust through a private placement offering limited to the state of Nevada for a maximum amount of $20,000,000. As of December 31, 1998, the Company has raised approximately $5,000,000 through this private placement offering which is not shown on the balance sheet. The Company had not yet offered the CMO's as of December 31, 1997. Even though the Company is the issuer, the assets and liabilities associated with the CMO's is not on the Company's balance sheet because the certificates do not give rise to any recourse liability to the Company and are secured solely by the Collateral Pool. They are accounted for as trust activities.

The proceeds from this offering are used for the funding and acquisition of loans in accordance with the Indenture Agreement related to the offering or used in connection with loans held by the Indenture Trustee as part of the collateral pool (e.g., payments on senior encumbrances).

NOTE 7--FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amounts of cash, accounts receivable, accounts payable and accrued liabilities, approximate fair value because of the short-term maturity of these instruments.

NOTE 8--COMMITMENTS AND CONTINGENCIES

LEASE COMMITMENTS--The Company operates from a leased office facility under a noncancellable operating lease with a company owned by the Company's sole shareholder. The lease requires the Company to pay certain

                             DEL MAR MORTGAGE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1998 AND 1997

escalation clauses for real estate taxes, operating expense, usage and common area charges. Rent expense for leased office facility charged to operations for the year ended December 31, 1998 and 1997 approximated $159,000 and $43,000, respectively.

Future minimum rental payments required under the operating lease for leased office facility as of December 31, 1998, are as follows:



               1999.......................................... $ 148,500
               2000..........................................    99,000
               2001..........................................    57,750
                                                              ---------
       Total future minimum operating lease payments......... $ 305,250
                                                              ---------
                                                              ---------


UNFUNDED LOAN COMMITMENTS--The Company originated construction loans which are funded by investor parties based on scheduled draws. The future funding of these scheduled draws represent an unfunded loan commitment for the Company. As of December 31, 1998 and 1997, unfunded loan commitments approximated $6,113,000 and $34,721,000, respectively.

LEGAL MATTERS--The Company is involved in several legal matters arising in the ordinary course of business. Management is vigorously defending itself through its legal counsel. In one case, the party has claimed damages in excess of $790,000. The case is still in discovery. Losses, if any, that may be sustained are not presently determinable. The Company's president has agreed to indemnify the Company for any loss that may be incurred. Management believes that losses, if any, would not be material to the Company's financial position, results of operations or liquidity.

On February 11, 1999, the State of Nevada, Department of business and Industry, Financial Institutions Division (the Division), issued an Order Taking Possession of Mortgage Companies, alleging certain violations of State statutes, and whereby the Division established a conservator to oversee the Company's operations. On February 16, 1999, the Company filed a complaint against the Division resulting from its actions. Negotiations between the Company and the Division were concluded on March 26, 1999 resulting in the dismissal of the order and the removal of the conservator.

VOUCHER CONTROL SERVICE CONTRACT--In August of 1998, the Company entered into a contract with Disbursement Management, Inc. (DMI) to provide construction voucher control services. The Company will pay monthly fees to DMI based upon the amount of disbursements for construction vouchers. The monthly fees range from a minimum of $26,500 to $35,000. The Company may terminate this contract any time after August of 1999. DMI will have the option of canceling the contract three years after its inception.

                     [HANSEN, BARNETT & MAXWELL LETTERHEAD]

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Board of Directors and the Stockholders
Del Mar Holdings, Inc.

We have audited the accompanying balance sheet of Del Mar Holdings, Inc. as of December 31, 1998 and the related statements of operations, stockholders' equity, and cash flows for the year ended December 31, 1998 and for the period from October 23, 1997 (date of inception) through December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Del Mar Holdings, Inc. as of December 31, 1998, and the results of its operations and its cash flows for the year ended December 31, 1998 and for the period from October 23, 1997 (date of inception) through December 31, 1997, in conformity with generally accepted accounting principles.


                                                   HANSEN, BARNETT & MAXWELL

Salt Lake City, Utah
May 21, 1999 (Except for Note 1,
Reorganization and Basis of Presentation, as to which the date is September 2, 1999)

                             DEL MAR HOLDINGS, INC.
                                  BALANCE SHEET
                                DECEMBER 31, 1998


                                     ASSETS


CURRENT ASSETS
      Cash.......................................................................................$       355,115
      Other receivables..........................................................................         11,709
      Investment in mortgage loans on real estate................................................      2,460,724
      Other current assets.......................................................................          3,038
                                                                                                 ---------------
           TOTAL CURRENT ASSETS..................................................................      2,830,586
                                                                                                 ---------------
PROPERTY AND EQUIPMENT
      Furniture and equipment....................................................................         18,067
      Less accumulated depreciation..............................................................         (1,687)
                                                                                                 ---------------
           NET PROPERTY AND EQUIPMENT............................................................         16,380
                                                                                                 ---------------

TOTAL ASSETS.....................................................................................$     2,846,966
                                                                                                 ---------------
                                                                                                 ---------------


                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
      Accounts payable and accrued expenses......................................................$       218,380
      Note payable...............................................................................        350,000
      Short-term loan............................................................................        100,000
                                                                                                 ---------------
           TOTAL CURRENT LIABILITIES.............................................................        668,380
                                                                                                 ---------------
COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
      Common stock--$0.0001 par value; 100,000,000 shares authorized;
        4,791,270 shares issued and outstanding..................................................            479
      Additional paid-in capital.................................................................      2,713,753
      Receivable from shareholder................................................................       (535,646)
                                                                                                 ---------------
           TOTAL STOCKHOLDERS' EQUITY............................................................      2,178,586
                                                                                                 ---------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY.......................................................$     2,846,966
                                                                                                 ---------------
                                                                                                 ---------------



   The accompanying notes are an integral part of these financial statements.

                             DEL MAR HOLDINGS, INC.
                            STATEMENTS OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 1998 AND
            FOR THE PERIOD FROM OCTOBER 23, 1997 (DATE OF INCEPTION)
                            THROUGH DECEMBER 31, 1997



                                                                                           1998             1997
                                                                                  -------------    -------------
REVENUES
      Related party management and referral fees..................................$     301,353    $          --
      Interest income from mortgage loans.........................................      307,425               --
      Other.......................................................................       15,000               --
                                                                                  -------------    -------------
           TOTAL REVENUES.........................................................      623,778               --
                                                                                  -------------    -------------
OPERATING EXPENSES
      General and administrative expenses.........................................      364,287          429,562
      Interest expense............................................................      115,956               --
                                                                                  -------------    -------------
             TOTAL OPERATING EXPENSES.............................................      480,243          429,562
                                                                                  -------------    -------------

NET INCOME........................................................................$     143,535    $    (429,562)
                                                                                  -------------    -------------
                                                                                  -------------    -------------

BASIC AND DILUTED INCOME (LOSS) PER COMMON SHARE..................................$        0.03    $       (0.10)
                                                                                  -------------    -------------
                                                                                  -------------    -------------

WEIGHTED AVERAGE COMMON SHARES USE IN PER SHARE CALCULATION.......................    4,630,220        4,333,762
                                                                                  -------------    -------------
                                                                                  -------------    -------------


   The accompanying notes are an integral part of these financial statements.

                             DEL MAR HOLDINGS, INC.
                       STATEMENTS OF STOCKHOLDERS' EQUITY




                                                COMMON STOCK
                                         ----------------------------     ADDITIONAL        RECEIVABLE          TOTAL
                                          NUMBER OF                         PAID-IN           FROM          STOCKHOLDERS'
                                            SHARES         AMOUNT           CAPITAL        SHAREHOLDER          EQUITY
                                         ------------   -------------   -------------    ----------------   -------------
BALANCE--OCTOBER 23, 1997 (DATE
   OF INCEPTION).........................          --   $          --    $         --     $            --    $         --

Issuance for services, January
 through July 1997 (prior to
 formation), $0.10 per share.............   4,255,003             426         425,074                  --         425,500

Issuance for cash, October through
 December 1997, $5.00 per share..........     122,867              12         614,321                  --         614,333

Net loss for the period..................          --              --        (429,562)                 --        (429,562)
                                         ------------   -------------   -------------    ----------------   -------------

BALANCE--DECEMBER 31, 1997...............   4,377,870             438         609,833                  --         610,271

Issuance for cash, January through
   August 1998, $5.35 per share..........     413,400              41       2,211,025                  --       2,211,066

Conversion of payable to Del Mar
  Mortgage, Inc. to equity, Decem-
  ber 31, 1998, $5.35 per share..........     413,801              41       2,213,168                  --       2,213,209

Distribution of receivable from
  related party to a shareholder,
  December 31, 1998,
  $5.08 per share........................    (413,801)            (41)     (2,101,046)                 --      (2,101,087)

Distribution of mortgage loans to
  a shareholder, December 31, 1998.......          --              --        (362,762)                 --        (362,762)

Cash advances to shareholder.............          --              --              --            (535,646)       (535,646)

Net income for the year..................          --              --         143,535                  --         143,535
                                         ------------   -------------   -------------    ----------------   -------------

BALANCE--DECEMBER 31, 1998...............   4,791,270   $         479   $   2,713,753    $       (535,646)  $   2,178,586
                                         ------------   -------------   -------------    ----------------   -------------
                                         ------------   -------------   -------------    ----------------   -------------


   The accompanying notes are an integral part of these financial statements.

                             DEL MAR HOLDINGS, INC.
                            STATEMENTS OF CASH FLOWS
                    FOR THE YEAR ENDED DECEMBER 31, 1998 AND
            FOR THE PERIOD FROM OCTOBER 23, 1997 (DATE OF INCEPTION)
                            THROUGH DECEMBER 31, 1997



                                                                                         1998               1997
                                                                                -------------      -------------
CASH FLOWS FROM OPERATING ACTIVITIES
    Net income (loss)...........................................................$     143,535      $    (429,562)
    Adjustment to reconcile net loss to net cash
       provided by (used in) operating activities:
       Depreciation.............................................................        1,687                 --
       Interest and loan extension fee added to note payable....................      100,000                 --
       Services paid for with common stock......................................           --            425,500
    Changes in current assets and current liabilities:
       Other receivables........................................................      (11,709)                --
       Other current assets.....................................................       (3,038)                --
       Accounts payable and accrued expenses....................................      214,889              3,491
                                                                                -------------      -------------
       NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES......................      445,364               (571)
                                                                                -------------      -------------
CASH FLOWS FROM INVESTING ACTIVITIES
    Purchases of mortgage loans.................................................   (2,643,491)          (179,995)
    Purchase of furniture and equipment.........................................      (18,067)                --
                                                                                -------------      -------------
       NET CASH USED IN INVESTING ACTIVITIES....................................   (2,661,558)          (179,995)
                                                                                -------------      -------------
CASH FLOWS FROM FINANCING ACTIVITIES
    Advances to related party...................................................   (1,636,087)          (465,000)
    Collection of revenue and fees of Del Mar Mortgage, Inc. in
      excess of payments made for Del Mar Mortgage, Inc.........................    2,213,209                 --
    Advances to shareholder.....................................................     (535,646)                --
    Proceeds from note payable and short-term loans.............................      100,000            530,000
    Principal payments on short-term loans......................................     (280,000)                --
    Proceeds from issuance of common stock......................................    2,211,066            614,333
                                                                                -------------      -------------
       NET CASH PROVIDED BY FINANCING ACTIVITIES................................    1,709,780            679,333
                                                                                -------------      -------------
NET INCREASE (DECREASE) IN CASH.................................................     (143,652)           498,767
CASH AT BEGINNING OF PERIOD ....................................................      498,767                 --
                                                                                -------------      -------------
CASH AT END OF PERIOD...........................................................$     355,115      $     498,767
                                                                                -------------      -------------
                                                                                -------------      -------------

SUPPLEMENTAL CASH FLOW INFORMATION
    Cash paid for interest......................................................$      19,447      $         --
                                                                                -------------      -------------
                                                                                -------------      -------------


SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES During the year ended December 31, 1998, $2,213,209 payable to Del Mar Mortgage, Inc. was converted to stockholders' equity by the major shareholder of the Company, $2,101,087 due from a company owned by the major shareholder was distributed to that shareholder and $362,762 of mortgage loans were distributed to the same shareholder.

    During the period ended December 31, 1997, the Company issued 4,255,003 for $425,500 of services.


   The accompanying notes are an integral part of these financial statements.

                             DEL MAR HOLDINGS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998

NOTE 1-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION--Del Mar Holdings, Inc. (the "Company") was incorporated in the State of Nevada on October 23, 1997. The Company provides mortgage management and administrative services to Del Mar Mortgage, Inc., a company related through common ownership and management. Del Mar Mortgage, Inc. pays the Company referral fees from loans originated outside the State of Nevada. The Company also invests in short-term mortgage loans originated by Del Mar Mortgage, Inc. relating to construction projects and real estate bridge financing.

REORGANIZATION AND BASIS OF PRESENTATION--Effective April 27, 1999, Sunderland Corporation ("Sunderland") consummated an asset purchase agreement with Del Mar Mortgage, Inc. and Del Mar Holdings, Inc. (collectively referred to as the "Del Mar Entities") whereby Sunderland acquired certain assets and assumed certain liabilities of the Del Mar Entities in exchange for 4,891,270 shares of Sunderland common stock (post 5-for-3 stock split). The shareholders of Del Mar Holdings, Inc. received 4,791,270 shares of common stock of Sunderland Corporation. Sunderland had 6,161,270 (post-split) common shares outstanding after the reorganization. As a result of the transaction with Sunderland, the shareholders of the Del Mar Entities received a majority of the common stock of Sunderland. Accordingly, the Del Mar Entities were considered the acquirer for financial reporting purposes and their financial statements have been restated for all periods presented to reflect the common shares received by the stockholders of the Del Mar Entities in a manner similar to a stock split.

The Del Mar Entities were related entities under common management and controlling ownership. Accordingly, the business combination between the Del Mar Entities has been accounted for as a reorganization of entities under common control. Normally the financial statements of the Del Mar Entities would be restated on a combined basis for all periods presented; however, as further explained in Note 7, the State of Nevada issued an order temporarily taking possession of Del Mar Mortgage, Inc. which resulted in the Del Mar Entities being required to maintain separate financial statements through December 31, 1998.

Since the Del Mar Entities are considered the accounting acquirer in the business combinations with Sunderland and Capsource, the assets not acquired, net of the liabilities not assumed, have been accounted for as distributions to the Del Mar Entities' shareholders in 1999.

USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures during the reporting period. Accordingly, actual results could differ from those estimates.

CASH--The Company invests its cash in high quality financial institutions, which at times may be in excess of the Federal Deposit Insurance Corporation insurance limits.

PROPERTY AND EQUIPMENT--Property and equipment are stated at cost less accumulated depreciation. Depreciation is provided principally on the straight-line method over the estimated useful lives of the assets. The cost of repairs and maintenance is charged to expense as incurred. Expenditures for property betterments and renewals are capitalized. Upon sale or other disposition of depreciable assets, cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in general and administrative expenses.

INCOME TAXES--Upon formation in October 1997, the Company elected to be taxed as an S-Corporation for federal income tax purposes. As an S-Corporation, elements of income and expense are passed through to the stockholders to be included in their individual income tax returns. Accordingly, no income tax effects are included in the financial statements. For financial reporting purposes, the S-Corporation election was deemed

                             DEL MAR HOLDINGS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998

terminated on April 27, 1999. As a result, net loss and distributions to the shareholder have been included in the financial statements as additional paid-in capital as though the Company distributed its losses to the shareholders.

FAIR VALUES OF FINANCIAL INSTRUMENTS--The carrying amounts of cash, other receivables, investment in mortgage loans on real estate, accounts payable and accrued expenses, notes payable and the short-term loan approximate their fair values because of the short-term maturity of these instruments.

NOTE 2--RECEIVABLE FROM SHAREHOLDER

As of December 31, 1998, the receivable from a shareholder of $535,646 represents amounts advanced to the Company's major shareholder. This receivable was subsequently collateralized by the major shareholder's shares of common stock of Sunderland Corporation. The outstanding balance bears no interest and is due on demand.

NOTE 3--INVESTMENT IN MORTGAGE LOANS ON REAL ESTATE

The Company has invested in mortgage loans originated by Del Mar Mortgage, Inc. The mortgage loans are secured by first and second real estate deeds of trust. These loans have maturities of one year or less with interest rates ranging from 12% to 14% payable monthly, with principal due at maturity. At December 31, 1998, mortgage loans secured by second trust deeds with a face amount of $362,762 were distributed to the major shareholder of the Company at their carrying amount which was considered their fair value. The underlying value of the trust deeds securing the remaining mortgage loans was considered sufficient to realize their carrying value. Accordingly, an allowance for loan losses was not required at December 31, 1998.

NOTE 4--NOTE PAYABLE AND SHORT-TERM LOAN

The note payable totaling $350,000 at December 31, 1998 is due December 1999 to an unrelated party. The note was issued in November 1997 with an interest rate of 10% and a principal amount of $250,000. Interest of $25,000 and a loan extension fee (recognized as additional interest) of $75,000 were added to the loan during 1998.

The short-term loan totaling $100,000 at December 31, 1998, represents a short-term, non-interest bearing advance due on demand. The advance was repaid in January 1999.

NOTE 5--STOCKHOLDERS' EQUITY

From January through July 1997, certain individuals made preparations to form the Company and for an initial public offering of the Company's common stock. The individuals were compensated for their services by the Company issuing 4,255,003 shares of common stock when the Company was incorporated. The shares issued were valued at $425,500, or $0.10 per share, based upon the value of the services rendered and management's estimate of value of the Company's stock as if the Company had been formed when the services were rendered.

NOTE 6--COMMITMENTS AND CONTINGENCIES

The Company is involved in various routine legal proceedings arising in the ordinary course of business. Management believes that these proceedings are without merit and will not have a material adverse effect on the Company's financial position, results of operations or liquidity.

                             DEL MAR HOLDINGS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998

NOTE 7--RELATED PARTY TRANSACTIONS

The Company has an arrangement with Del Mar Mortgage, Inc. (Mortgage), whereby the Company paid certain expenses, such as processing payroll and other operating activities for and on behalf of Mortgage. The Company also charges Mortgage for mortgage management and administrative services provided by the Company. In addition, the Company collected $3,008,542 of revenue and fees from customers of Mortgage for and on behalf of Mortgage. These transactions resulted in a net amount payable to Mortgage of $2,213,209 at December 31, 1998. The major shareholder converted this payable into additional paid-in capital on December 31, 1998.

The Company has paid expenses and other payments of $1,636,087 and $465,000 during the year ended December 31, 1998 and 1997, respectively, for and on behalf of Shustek Investments, Inc., a company related through common ownership. These advances resulted in $2,101,087 due from Shustek Investments, Inc. at December 31, 1998 which was distributed to the major shareholder of the Company on December 31, 1998.

On February 11, 1999, the State of Nevada, Department of Business and Industry, Financial Institutions Division (the Division), issued an order taking possession of Mortgage. The Division alleged that certain violations of State statutes had occurred and established a conservator to oversee Mortgage's operations. On February 16, 1999, Mortgage filed a complaint against the Division resulting from its actions. Negotiations between Mortgage and the Division were concluded on March 26, 1999 resulting in the dismissal of the order and the removal of the conservator.

NOTE 8--SUBSEQUENT EVENT

As explained in Note 1, an agreement was reached effective April 27, 1999 with Sunderland Corporation whereby the Company sold its investment in mortgage loans on real estate, receivable from shareholder and other current assets for 4,791,270 shares of Sunderland Corporation common stock. In addition, Sunderland Corporation assumed a $350,000 note payable.

                     [HANSEN, BARNETT & MAXWELL LETTERHEAD]


               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Board of Directors and Stockholder
CapSource, Inc.

We have audited the accompanying balance sheets of CapSource, Inc. as of December 31, 1998, and the related statements of income, stockholder's equity, and cash flows for the year ended December 31, 1998, and for the period April 30, 1997 (date of inception) through December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CapSource, Inc. as of December 31, 1998, and the results of its operations and its cash flows for the period April 30, 1997 (date of inception) through December 31, 1997, and for the year ended December 31, 1998 in conformity with generally accepted accounting principles.



                                               HANSEN, BARNETT & MAXWELL

Salt Lake City,
Utah April 7, 1999 (Except for Note 1,
Business Combination, and Note 3, as to
which the date is September 2, 1999)

                                 CAPSOURCE, INC.
                                 BALANCE SHEETS


                                                                                      MARCH 31,        DECEMBER 31,
                                                                                        1999                1998
                                                                                   ------------        --------------
                                                                                    (UNAUDITED)

                                     ASSETS
CURRENT ASSETS
       Cash....................................................................... $      8,650        $      9,747
                                                                                   ------------        --------------

              TOTAL CURRENT ASSETS................................................        8,650               9,747

PROPERTY AND EQUIPMENT
       Furniture and fixtures.....................................................          987                 987
       Office equipment...........................................................        2,771               2,770
                                                                                  -------------      --------------

              TOTAL PROPERTY AND EQUIPMENT........................................        3,758               3,757

       Less: Accumulated depreciation.............................................       (1,017)               (829)
                                                                                  -------------      --------------

              NET PROPERTY AND EQUIPMENT..........................................        2,741               2,928

COST OF MORTGAGE LICENSE, NET OF AMORTIZATION.....................................        1,000               1,075
                                                                                  -------------      --------------

              TOTAL ASSETS........................................................$      12,391      $       13,750
                                                                                  -------------      --------------
                                                                                  -------------      --------------


                      LIABILITIES AND STOCKHOLDER'S EQUITY


CURRENT LIABILITIES...............................................................$          --      $           --

STOCKHOLDER'S EQUITY
       Common stock--no par value; 2,500 shares authorized;
          100 shares issued and outstanding.......................................        5,022               5,022
       Retained earnings..........................................................        7,369               8,728
                                                                                  -------------      --------------

              TOTAL STOCKHOLDER'S EQUITY..........................................       12,391              13,750
                                                                                  -------------      --------------

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY........................................$      12,391      $       13,750
                                                                                  -------------      --------------
                                                                                  -------------      --------------


   The accompanying notes are an integral part of these financial statements.

                                 CAPSOURCE, INC.
                            STATEMENTS OF OPERATIONS



                                                                                                      FOR THE PERIOD
                                               FOR THE THREE MONTHS                 FOR THE           FROM APRIL 30,
                                                  ENDED MARCH 31,                  YEAR ENDED         1997, (DATE OF
                                          ----------------------------------      DECEMBER 31,      INCEPTION) THROUGH
                                               1999                1998               1998           DECEMBER 31, 1997
                                          ----------------   ---------------     --------------    --------------------
                                                     (UNAUDITED)
REVENUE
    Brokerage fees........................$        114,487   $        53,442     $      213,764        $       37,424
    Other fees............................             737               821              3,285                 4,700
    Interest Income.......................              16               405              1,621                    --
                                          ----------------   ---------------     --------------        --------------

       TOTAL REVENUE......................         115,240            54,668            218,670                42,124
                                          ----------------   ---------------     --------------        --------------

OPERATING EXPENSES
    Consulting and other..................         101,000            46,589            186,356                30,235
    Referral fees.........................              --             1,483              5,932                   250
    Rent..................................           2,482             1,721              6,962                 3,388
    Other general and administrative
       expenses...........................          12,855             3,625             14,501                 4,442
                                          ----------------   ---------------     --------------        --------------

       TOTAL OPERATING EXPENSES...........         116,337            53,438            213,751                38,315
                                          ----------------   ---------------     --------------        --------------

NET INCOME (LOSS).........................$         (1,097)  $         1,230     $        4,919        $        3,809
                                          ----------------   ---------------     --------------        --------------
                                          ----------------   ---------------     --------------        --------------


   The accompanying notes are an integral part of these financial statements.

                                 CAPSOURCE, INC.
                       STATEMENTS OF STOCKHOLDER'S EQUITY


                                                                  COMMON STOCK                                 TOTAL
                                                       ------------------------------       RETAINED        STOCKHOLDER'S
                                                               SHARES       AMOUNT          EARNINGS           EQUITY
                                                       --------------   --------------   ---------------   -------------
BALANCE--APRIL 30, 1997 (DATE OF INCEPTION)                       --    $          --    $           --    $         --

Common stock issued for cash ..........................          100            5,022                --            5,022

Net income.............................................           --               --             3,809            3,809
                                                       --------------    -------------    --------------    -------------

BALANCE--DECEMBER 31, 1997............................           100    $       5,022    $        3,809    $       8,831

Net income.............................................           --               --             4,919            4,919
                                                       --------------    -------------    --------------    -------------

BALANCE--DECEMBER 31, 1998............................           100            5,022             8,728           13,750

Net loss (Unaudited)..................................            --               --            (1,360)          (1,360)
                                                       --------------    -------------    --------------    -------------

BALANCE--MARCH 31, 1999 (UNAUDITED)...................           100    $       5,022    $        7,368    $      12,390
                                                       --------------    -------------    --------------    -------------


   The accompanying notes are an integral part of these financial statements.

                                 CAPSOURCE, INC.
                            STATEMENTS OF CASH FLOWS



                                                                                                       FOR THE PERIOD
                                                         FOR THE THREE MONTHS        FOR THE           FROM APRIL 30,
                                                           ENDED MARCH 31,          YEAR ENDED         1997, (DATE OF
                                                      --------------------------    DECEMBER 31,     INCEPTION) THROUGH
                                                         1999         1998              1998          DECEMBER 31, 1997
                                                      -----------  -------------   --------------    --------------------
                                                            (UNAUDITED)
CASH FLOWS FROM OPERATING ACTIVITIES
      Net income (loss)...............................$    (1,360) $       1,230   $        4,919         $      3,809
      Adjustments to reconcile net income
        to net cash provided by operating
        activities:
           Amortization...............................         75             75              300                  125
           Depreciation...............................        188            188              752                   77
                                                      -----------  -------------   --------------         ------------

      NET CASH PROVIDED BY OPERATING
        ACTIVITIES....................................     (1,097)         1,493            5,971                4,011
                                                      -----------  -------------   --------------         ------------

CASH FLOWS FROM INVESTING ACTIVITIES
      Purchase of mortgage license....................         --             --               --               (1,500)
      Purchase of property and equipment..............         --         (2,215)          (2,215)              (1,542)
                                                      -----------  -------------   --------------         ------------

      NET CASH USED IN INVESTING ACTIVITIES...........         --         (2,215)          (2,215)              (3,042)
                                                      -----------  -------------   --------------         ------------

CASH FLOWS FROM FINANCING ACTIVITIES
      Stock issued for cash...........................         --             --               --                5,022
                                                      -----------  -------------   --------------         ------------

      NET CASH PROVIDED BY FINANCING
        ACTIVITIES....................................         --             --               --                5,022
                                                      -----------  -------------   --------------         ------------

NET INCREASE IN CASH .................................     (1,097)          (722)           3,756                5,991

CASH AT BEGINNING OF PERIOD...........................      9,747          5,991            5,991                   --
                                                      -----------  -------------   --------------         ------------

CASH AT END OF PERIOD.................................$     8,650  $       5,269   $        9,747         $      5,991
                                                      -----------  -------------   --------------         ------------



   The accompanying notes are an integral part of these financial statements.

                                 CAPSOURCE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                MARCH 31, 1999 (UNAUDITED) AND DECEMBER 31, 1998

NOTE 1--ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

REPORTING ENTITY--On April 30, 1997, CapSource, Inc. (the Company) was incorporated under the laws of the State of Nevada. The Company has elected S-Corporation status under the Internal Revenue Code. The Company is engaged in the business of mortgage services, specifically the origination and the buying and selling of mortgages, principally in the greater Las Vegas area.

BUSINESS COMBINATION--Effective April 27, 1999, Sunderland Corporation ("Sunderland") consummated a business combination with the Company whereby Sunderland acquired all of the outstanding capital stock of CapSource in exchange for 20,000 shares of Sunderland common stock (post 5-for-3 stock split). The business combination between Sunderland and CapSource has been accounted for under the purchase method of accounting resulting in recognition of $1,390 in goodwill to be amortized over five years.

USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INTERIM FINANCIAL STATEMENTS--The accompanying financial statements as of March 31, 1999 and for the three months then ended are unaudited and, in the opinion of management, all necessary adjustments (which include only normal recurring adjustments) have been made to present fairly the financial position, results of operations and cash flows for the period presented.

ACCOUNTING POLICY--Revenues and expenses are recognized on the accrual basis in accordance with generally accepted accounting principles.

CASH EQUIVALENTS--Cash equivalents include highly liquid short-term investments with original maturities of three months or less, readily convertible to known amounts of cash.

PROPERTY AND EQUIPMENT--Property and equipment are carried at cost and depreciated over five years using the straight-line method. Depreciation expense for the three months ended March 31, 1999, the year ended December 31, 1998, and the period ended December 31, 1997 was $188, $752, and $77, respectively.

MORTGAGE LICENSE--The mortgage license is recorded at its cost of $1,500 and is amortized over five years using the straight-line method. Amortization expense for the three months ended March 31, 1999, the year ended December 31, 1998, and the period ended December 31, 1997 was $75, $300, and $125, respectively.

ADVERTISING--The Company follows the policy of charging the costs of advertising to expense as incurred. Advertising expense for the period April 30, 1997 (date of inception) through December 31, 1997, for the year ended December 31, 1998, and for the three months ended March 31, 1999 was $0, $2,919, and $0, respectively.

INCOME TAXES--The Company is treated as an S-Corporation for income tax purposes. Elements of income and expense are passed through to the stockholders to be included in their personal income tax returns. Accordingly, no income tax effects are included in the financial statements.

RECENT ACCOUNTING PRONOUNCEMENTS--In June 1998, the Financial Accounting Standards Board (FASB) issued Financial Accounting Standards No. 130, REPORTING COMPREHENSIVE INCOME (FAS 130). FAS 130 establishes standards for reporting and display of comprehensive income and its components in the financial statements. FAS 130 is effective for fiscal years beginning after December 15, 1997. Reclassification of financial

                                 CAPSOURCE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                MARCH 31, 1999 (UNAUDITED) AND DECEMBER 31, 1998

statements for earlier periods provided for comparative purposes is required. The adoption of this standard has no impact on the Company's results of operations, financial position or cash flows.

NOTE 2--LEASE COMMITMENTS

During 1997, the Company rented its office space on a month-to-month basis. In 1998, the Company entered into a 12-month noncancellable lease. The minimum lease payment is $575 per month. On June 30, 1999, when this lease expires, the Company has the option to continue leasing its office space on a month-to-month basis. This lease is classified as an operating lease. The Company's future minimum obligation under this lease amounts to $3,450, payable in 1999.

Rent expense for the period April 30, 1997 (date of inception) through December 31, 1997, and for the year ended December 31, 1998, and for the three months ended March 31, 1999 was $3,388, $6,962, and $2,482, respectively.

NOTE 3--SUBSEQUENT EVENT

As explained in Note 1, an agreement was reached effective April 27, 1999 with Sunderland Corporation whereby all of the outstanding capital stock of the Company was acquired by Sunderland in exchange for 20,000 shares of Sunderland common stock. The transaction was accounted for under the purchase method of accounting.

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Sunderland Corporation

         By: /s/ Stephen J. Byrne


         (Print name and title of signing officer)
         Stephen J. Byrne, President

         Dated: October 6, 1999